UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation)
550 South Tryon Street
Charlotte, North Carolina 28202-1803
704-382-3853

1-4928	DUKE ENERGY CAROLINAS, LLC	56-0205520
(a North Carolina limited liability company)
526 South Church Street
Charlotte, North Carolina 28202-1803
704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares	DUK PR A	New York Stock Exchange LLC
each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 28, 2023, Duke Energy Carolinas, LLC (“DEC”) reached a partial settlement (the “Second Stipulation”) with the Public Staff – North Carolina Utilities Commission (the “Public Staff”) in connection with DEC’s base rate case filed with the North Carolina Utilities Commission (the “NCUC”) on January 19, 2023. The Second Stipulation addresses additional items not included in the August 22, 2023, partial settlement with the Public Staff (the “Initial Stipulation,” together with the Second Stipulation, “the Stipulations”).

The Second Stipulation includes, among other things, the future treatment of nuclear production tax credits (“Nuclear PTCs”) related to the Inflation Reduction Act (“IRA”). A standalone rider will provide the benefits of IRA Nuclear PTCs to customers, net of transaction costs and discounts, beginning January 1, 2025. The first two years of the rider will flow back the following amounts to DEC NC retail customers: $50 million in 2025 and $100 million in 2026. The amounts to be flowed back during 2025 and 2026 may be adjusted, if approved by the NCUC, under certain conditions if DEC is unable to monetize those amounts. Thereafter, Nuclear PTCs will be tracked on an annual basis and flowed back to customers through the rider with a four-year amortization for each annual amount.

The Stipulations do not include an agreement on return on equity, capitalization structure, or recovery of deferred costs resulting from the COVID-19 pandemic. The Stipulations are subject to the review and approval of the NCUC. An evidentiary hearing to review the Stipulations and remaining issues in the case began on August 28, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: August 28, 2023	By: /s/ David S. Maltz
Name: David S. Maltz
Title: Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC
Date: August 28, 2023	By: /s/ David S. Maltz
Name: David S. Maltz
Title: Vice President, Legal, Chief Governance Officer and Assistant Secretary